UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K

___________

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2019

STERLING CONSOLIDATED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-183246	45-1840913
(Commission File Number)	(IRS Employer Identification No.)

1105 Green Grove Road, Neptune, NJ	07753
(Address of Principal Executive Offices)	(Zip Code)

732-918-0004

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 3, 2019, Sterling Consolidated Corp. (“SCC” or the “Company”) entered into a material definitive agreement with blockchain solution provider, Kryptopal Inc., www.kryptopal.io (“KryptoPal”), for KryptoPal to provide contract services for development of a system to deliver the Company’s previously announced crypto dividend as part of the Company’s block chain strategy to distribute “O-rings” globally, with an initial focus on Asia. The Company had previously announced a cryptodividend with a record date of October 26, 2018 and a distribution date of December 14, 2018. The Company has announced a revised record date of November 22, 2019 and a distribution date of December 13, 2019.

Sterling Seal & Supply, Inc. (“Sterling Seal”), a subsidiary of the Company, incorporated in 1997, is a distributor of O-rings. O-rings are one of the simplest, yet most engineered, precise, and useful seal designs. They are one of the most common and important elements of hydraulic and pneumatic machines. O-rings and the other products that Sterling Seal sells are used in a wide variety of industries, including automotive, pump, transmissions, oil and energy, machinery, and packaging. These products are utilized primarily as seals to prevent leakage of liquids or a gas. Sterling offers a catalogue of standard sizes, and will take orders for special sizes not available in the standard catalogue. In order to satisfy the needs of our customers and stay competitive, Sterling Seal maintains a wide variety of products in substantial quantities at its main warehouse in Neptune, New Jersey, as well as at its other facilities in Florida and Massachusetts. Integrity Cargo, LLC, a wholly owned subsidiary, is a freight forwarding business, founded in 2008, that allows SSC to control costs, reduce handling, and provide faster deliveries from non-domestic vendors.

SCC has plans, to establish “DiMo,” a decentralized international marketplace for O-ring distribution. Based on block chain technology, the goal of establishing DiMo is to solve the cash flow burdens from upfront inventory payments and high carrying costs problems for O-ring distributors, as well as to speed the entire distribution process. Plans for DiMo are in early and preliminary stage and total funding and planning requirements have not been established, nor resources allotted. Regulation of block chain systems is also in evolutionary and changing state.

The foregoing discussion of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Concurrently with the filing of this Form 8-K, the Company is planning to issue a press release announcing its agreement and relationship with KryptoPal and the revised record date and distribution date for its previously announced cryptodividend. A copy of this press release is attached hereto as Exhibit 99.1

The press release contains summary information regarding the Company. Statements in this Current Report on Form 8-K, may contain certain statements about the Company and its consolidated subsidiaries that do not directly or exclusively relate to historical facts. The statements are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment and current expectations, plans, assumptions and beliefs about future events (in each case subject to change) of the Company’s senior management and management of its subsidiaries and involve a number of risks, uncertainties and other factors, some of which may be beyond the Company’s control that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” “potential,” “plan,” “forecast,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

The information including in this current report on Form 8-K regarding the press release on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information contained in the Company’s website is not a part of this current report on Form 8-K. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this current report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Statement of Work between Sterling Consolidated Corp. and KryptoPal Inc.

99.1	Press release of Sterling Consolidated Corp. dated January 8.2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSOLIDATED CORP.

Dated: January 8, 2019	/s/ Darren DeRosa
Darren DeRosa
Chief Executive Officer, Chief Financial Officer & President